EXHIBIT 99.2

SECOND QUARTER 2021 EARNINGS CALL AUGUST 6, 2021 EXHIBIT 99.2 DT Midstream

Safe Harbor Statement 2 This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “intends, ” “continues,” “forecasts,” “goals,” “strategy,” “prospects,” “estimate,” “project,” “scheduled,” “target,” “anticipate,” “could,” “may,” “might,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many of the factors that will determine these results are beyond our ability to control or accurately predict. Such assumptions, risks, uncertainties and other factors include, but are not limited to, the following: risks related to the Spin-Off, including that transition services provided by DTE Energy could adversely affect our business and that the transaction may not achieve some or all of the anticipated benefits; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Indigo Minerals, LLC and/or its affiliates, Southwestern Energy Company and/or its affiliates, Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities; energy efficiency and technology trends; changing laws regarding cyber security and data privacy and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, including the COVID-19 pandemic and the economic effects of the pandemic; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the Spin-Off as a tax-free distribution; our ability to achieve the benefits that we expect to achieve as an independent publicly traded company; and our dependence on DTE Energy to provide us with certain services following the Spin-Off. The above list of factors is not exhaustive. New factors emerge from time to time. DT Midstream cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our registration statement on Form 10 and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events, changes in assumptions or otherwise, unless required by law. DT Midstream

Second quarter call highlights Successfully completed spin-off Delivered strong 1st half results for 2021 Declared initial quarterly dividend of $0.60/share Reaffirming 2021 guidance of 7% adjusted EBITDA 1 growth with a bias to the high end Affirming 2022 early outlook of 5% - 7% adjusted EBITDA growth from 2021 guidance 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 3 DT Midstream

Investment thesis 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 4 Mature environmental, social and governance leadership Established ESG program transitioned from DTE C-Corp governance Progressive environmental posture Stable balance sheet with low leverage No significant debt maturities for 7 years Self-funded capital program Targeting debt / adjusted EBITDA 1 under 4x Predictable, robust contracted cash flows Strong cash flow Long-term contracts Sizable take-or-pay commitments Integrated assets in world class dry gas basins serving key markets Appalachia / Haynesville dry gas focus Integrated asset footprint Wellhead to market service DT Midstream

Strong year to date results with year-over-year growth 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of 97 million shares outstanding 5 $163 $199 $178 $185 $384 1H 2020 1H 2021 $341 Adjusted EBITDA 1 (millions) Operating earnings 2 (millions) Pipeline Gathering Key drivers + Strong growth across both segments + In-service of LEAP pipeline + Increased gathering volumes $142 $174 1H 2021 1H 2020 Operating EPS: $1.47 $1.80 DT Midstream

Reaffirming 2021 guidance with bias to upper ends 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of 97 million shares outstanding 6 Positioned for continued success with strong growth outlook for 2021 • Reaffirming 2021 adjusted EBITDA and operating earnings guidance based on strong 1H 2021 performance 2021 guidance 2020 original guidance $665 - $703 $710 - $750 + 7% Adjusted EBITDA 1 (millions) Operating Earnings 2 (millions) 2020 original guidance 2021 guidance $296 - $312 $277 - $293 +7% $3.06 - $3.22 Operating EPS: DT Midstream

Delivering strong cash flows and executing on highly accretive growth projects 1. Definition and reconciliation of distributable cash flow (non-GAAP) included in the appendix 7 $ 64 $40 - $45 $165 - $185 1H 2021 $ 53 $ 11 2021 revised guidance $205 - $230 Capital expenditures (millions) Distributable cash flow 1 (millions) Maintenance Growth 2021 guidance 1H 2021 $ 317 $500 - $550 Capital efficient projects yielding strong cash flows • Optimization of existing capacity is driving capital efficient growth • Maintaining 5-year capital plan of $1.2 to 1.7 billion • Excess cash flow will be deployed to maximize shareholder value – Future growth investments that meet our investment criteria – Return of capital to shareholders – Repayment of debt DT Midstream

On track to achieve 2022 early outlook 1. Definition of adjusted EBITDA (non-GAAP) included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of 97 million shares outstanding 8 Continuing strong growth into 2022 • Currently executing on highly accretive growth investments • Growth across both segments • Strong growth offsetting first full-year of public company costs • Increasing 2022 operating earnings guidance range to $314 million to $330 million $755 - $795 $710 - $750 2022 early outlook 2021 guidance 5% - 7% Adjusted EBITDA 1 (millions) Operating Earnings 2 (millions) 2021 guidance 2022 early outlook $296 - $312 $314 - $330 5% - 7% $3.25 - $3.41 Operating EPS: DT Midstream

Over 2.5 Bcf/d of production volumes gathered in the second quarter 1. Excludes Michigan gathering 9 1.29 1.29 1.16 1.23 Q2 2021 Q1 2021 2.45 2.52 +3% Gathering segment average throughput 1 ( Bcf/d) 6% growth Northeast Haynesville Haynesville • Higher production volumes on Blue Union • Hit record high of ~1.3 Bcf/d in July Northeast • Appalachia Gathering System volume growth offset by declines in other gathering DT Midstream

Confidently executing on projects to deliver 2022 growth

	Platform	2022 growth drivers	2021 - 2022 incremental adjusted EBITDA[1] (millions)
Pipeline	LEAP Lateral	• Contracted step-up growth	~$20 - $25
	NEXUS Pipeline	• New long-term contracts • Higher rates	
	Vector Pipeline	• Bluewater Energy Center lateral in-service	
	W10 Storage	• New long-term contracts • Higher rates	
Gathering	Blue Union Gathering	• Completion of treating and gathering expansion projects for Indigo • New customer expansions[2]	~$20 - $25
	Appalachia Gathering	• Contracted expansions for growing production	
	Tioga Gathering	• Contracted expansions for growing production	

DT Midstream

1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix
2. New customers include Comstock Resources, Rockcliff Energy, Tellurian and Diversified Gas & Oil

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Robust commercial activity year to date; executing on strategic priorities driving growth

Strategic priorities

- ✓ Customer diversification
- ✓ Extending contract tenor
- ✓ Improving contract rates

	Platform	Commercial Activity
Pipeline	NEXUS Pipeline	• Executed new long-term contracts with strong credit customers for a total of ~165 MMcf/d • Achieving improved rates • Two new market lateral connections
	Millennium Pipeline	• Executed contract renewals on ~300 MMcf/d of capacity
	W10 Storage	• Signed long-term contracts, three of which are with Midwest utilities • Renewal contracting at higher rates and longer tenor • FERC service conversion completed
Gathering	Blue Union Gathering	• Executed contracts with four new producers[1] • Incremental gathering buildout for Indigo
	Appalachia Gathering	• Executed 5-year contract extension with two shippers representing ~1/3 of system capacity (XTO, Pachira)
	Michigan Gathering	• Service conversion underpinned by 20-year contract with LDC

DT Midstream

1. New customers include Comstock Resources, Rockcliff Energy, Tellurian and Diversified Gas & Oil

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Integrated assets in premier dry gas basins serving key markets Stable balance sheet with low leverage Predictable, robust contracted cash flows Mature environmental, social and governance leadership Clean assets, clean balance sheet, clean story 12 On track for strong 2021 Delivering premium growth for 2022 DT Midstream

APPENDIX DT Midstream

Financial strength is supported by strong balance sheet with no significant debt maturities for seven years 14 1. Term Loan B includes $10 million per year of amortization resulting in the 2028 maturity being ~$930 million 2. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix Maintaining flexible, well-capitalized balance sheet • No significant debt maturities for seven years from initial debt offering • No external financing expected over the 5-year plan • $3.1 billion in long-term debt is in place – $1.0 billion term loan B due 2028 – $1.1 billion senior notes due 2029 – $1.0 billion senior notes due 2031 • $750 million committed 5-year revolver • Targeting a ceiling of ~4x debt / adjusted EBITDA2 Capital instruments S&P Stable Moody’s Stable Fitch Stable Senior secured BBB- Baa2 BBB- Senior unsecured BB+ Ba2 BB+ ~ $1.0 $1.1 $1.0 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Debt maturity profile1 (billions) No significant maturities for 7 years Issuer ratings DT Midstream

Financial policy overview 15 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. The dividend coverage ratio represents the total distributable cash flow (“DCF”) divided by total dividends paid to investors Value creation optionality Growth Deleverage Dividend 5% - 7% growth • 2021 guidance to 2022 early outlook: 5% - 7% adjusted EBITDA 1 and operating earnings growth 2x coverage ratio • Long-term dividend coverage ratio 2 floor • Declared initial dividend of $0.60/share • Dividend to grow commensurate with cash flow $1.2 - $1.7 billion • Growth investment range over the 5-year plan driven by organic opportunities within existing platforms 4x leverage • Long-term debt / adjusted EBITDA ceiling • No significant maturities until 2028 Self-funded investment program Disciplined financial policy Industry leading growth DT Midstream

Second quarter 2021 adjusted EBITDA and operating earnings 16 (millions, except EPS) Q2 2020 Q2 2021 Variance Key drivers Adjusted EBITDA1 Pipeline $82 $99 $17 • Full quarter of LEAP in-service Gathering $88 $92 $4 • Growth at Appalachia Gathering and Blue Union Total Adjusted EBITDA $170 $191 $21 Operating earnings2 $71 $89 $18 Operating EPS $0.73 $0.91 $0.18 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of 97 million shares outstanding DT Midstream

Second quarter 2021 cash flow and capital 1. Definition and reconciliation of distributable cash flow (non-GAAP) included in this appendix 17 (millions) Q2 2020 Q2 2021 Variance Key drivers Distributable cash flow1 $144 $157 $13 Growth capital $209 $29 ($180) • LEAP construction in 2020 Maintenance capital $2 $7 $5 DT Midstream

Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures 18 Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the on going performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2021 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. DT Midstream

Reconciliation of reported to operating earnings and operating earnings per share (non-GAAP) 19 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. DT Midstream

Reconciliation of reported to operating earnings (non-GAAP) 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments. 20 Three Months Ended June 30, 2021 2020 Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings (In millions) Pipeline $ 44 $ 5 A $ (1) $ 48 $ 37 $ - $ - $ 37 Gathering 24 4 A (1) 41 34 - - 34 19 B (5) Net Income Attributable to DT Midstream $ 68 $ 28 $ (7) $ 89 $ 71 $ - $ - $ 71 Six Months Ended June 30, 2021 2020 Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings (In millions) Pipeline $ 86 $ 10 A $ (3) $ 93 $ 72 $ - $ - $ 72 Gathering 60 9 A (2) 81 70 - - 70 19 B (5) Net Income Attributable to DT Midstream $ 146 $ 38 $ (10) $ 174 $ 142 $ - $ - $ 142 Adjustments Key A) Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance B) Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net DT Midstream

Reconciliation of reported to operating earnings per share (non-GAAP) 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited). 3. Shares issued and outstanding as of June 30, 2021 were treated as issued and outstanding for purposes of calculating historical earnings per share. 21 Adjustments Key A) Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance B) Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net Three Months Ended June 30, 2021 2020 (3) Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Transaction costs 0.09 A (0.03) Loss on note receivable 0.20 B (0.05) Net Income Attributable to DT Midstream $ 0.70 $ 0.29 $ (0.08) $ 0.91 $ 0.73 $ - $ - $ 0.73 Six Months Ended June 30, 2021 2020 (3) Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Transaction costs 0.19 A (0.05) Loss on note receivable 0.20 B (0.05) Net Income Attributable to DT Midstream $ 1.51 $ 0.39 $ (0.10) $ 1.80 $ 1.47 $ - $ - $ 1.47 DT Midstream

Reconciliation of net income attributable to DT Midstream to adjusted EBITDA (non-GAAP) 22 Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 (in millions) Net income attributable to DT Midstream $ 68 $ 71 $ 146 $ 142 Plus: Interest expense 24 26 50 53 Plus: Income tax expense 21 26 50 52 Plus: Depreciation and amortization 41 37 82 73 Plus: EBTDA from equity method investees 1 39 36 84 79 Plus: Adjustments for non-routine items 2 28 -38 -Less: Interest income (1) (1) (4) (2) Less: Earnings from equity method investees (28) (24) (60) (54) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (2) (2) Adjusted EBITDA $ 191 $ 170 $ 384 $ 341 (1) Includes share of our equity method investees’ earnings before taxes, depreciation and amortization, which we refer to as “EB TDA .” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 (in millions) Earnings from equity methods investees $ 28 $ 24 $ 60 $ 54 Plus: Depreciation and amortization attributable to noncontrolling interests 11 12 24 25 EBTDA from equity method investees $ 39 $ 36 $ 84 $ 79 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended June 30, 2021, adjustments for non-routine items were comprised of: (i) $19 million loss on note receivable and (ii) $9 million of separation related transaction costs. For the six months ended June 30, 2021, adjustments for non-routine items were comprised of: (i) $19 million loss on note receivable and (ii) $19 million of separation related transaction costs. DT Midstream

Reconciliation of net income attributable to DT Midstream to distributable cash flow (non-GAAP) 1. Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended June 30, 2021, adjustments for non-routine items were comprised of: (i) $19 million loss on notes receivable and (ii) $9 million of separation related transaction costs. For the six months ended June 30, 2021, adjustments for non-routine items were comprised of: (i) $19 million loss on notes receivable and (ii) $19 million of separation related transaction costs. 2. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. 23 Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 (in millions) Net income attributable to DT Midstream $ 68 $ 71 $ 146 $ 142 Plus: Interest expense 24 26 50 53 Plus: Income tax expense 21 26 50 52 Plus: Depreciation and amortization 41 37 82 73 Plus: Adjustments for non-routine items 1 28 -38 -Less: Earnings from equity method investees (28) (24) (60) (54) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (2) (2) Plus: Dividends and distributions from equity method investees 28 35 69 72 Less: Cash interest expense (17) (24) (43) (50) Less: Cash taxes-- (2)-Less: Maintenance capital investment (7) (2) (11) (8) Distributable Cash Flow $ 157 $ 144 $ 317 $ 278 DT Midstream